Annual Report

December 31, 2013

Series B

ING Corporate Leaders Trust Fund

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund's investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President's Letter	1
Market Perspective	2
Portfolio Managers' Report	4
Report of Independent Registered Public Accounting Firm	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Portfolio of Investments	13
Director/Trustee and Officer Information	14
Additional Information	15

PRESIDENT'S LETTER

Taking the longer view

Dear Shareholder,

In my letters to you I've long advocated global diversification. As we look forward into 2014, it's fair to ask whether this view should be tempered given the strong performance of U.S. assets last year. It's true that U.S. equities were the world's performance leaders in 2013; certain U.S. debt assets, most notably high yield corporate bonds and senior secured loans, also performed very well. Such results make it tempting to narrow one's strategy to the top-performing markets or asset classes — in effect, only buying "the assets that go up."

As the disclaimer says, however, past performance is no guarantee of future results. No one knows whether last year's patterns will persist in 2014, or whether a new center of market leadership will emerge. Investment opportunities arise from economic activity, a dynamic process with unforeseen twists and turns. For example, what might happen to the U.S. economy now that the Federal Reserve has begun to trim its bond purchases? Can the emerging markets overcome the challenge of a diminishing supply of U.S. liquidity? Will Europe continue on its path to recovery? Will Japan's fiscal reforms lead to stronger earnings growth for Japanese corporations? A lot of intellectual energy is expended framing and answering such questions; at best, we can only define a range of possible outcomes — we can't know what will happen.

Therefore, I maintain that the best approach is a well-diversiﬁed one. Stick to your long-term discipline — cast your net as far and wide as possible, and don't risk your long-term goals against shorter-term trends. Review your portfolio with an eye toward adjustments that focus more on your goals and thoroughly discuss any contemplated changes with your financial advisor before taking action.

Earlier this year, ING U.S. announced plans to rebrand as Voya Financial at some point following its initial public offering, which occurred in May 2013. The actual rebranding of the various businesses that comprise ING U.S. — Retirement Solutions, Investment Management and Insurance Solutions — will occur in stages, with ING U.S. Investment Management among the ﬁrst to rebrand.(1) As of May 1, 2014, ING U.S. Investment Management will be known as Voya Investment Management. Though the rebranding will affect product and legal entity names, there will be no disruption in service or product delivery to our clients. As always, we remain committed to delivering unmatched client service with a focus on sustainable long-term investment results, to help investors meet their long-term goals with confidence.

Best wishes for a healthy and prosperous New Year. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 9, 2014

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

(1)  Please see the "Additional Information" section regarding rebranding details on page 15.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2013

By the middle of the fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends ("the Index") had already surged 11.70%. But there was plenty of skepticism. Stock markets were only rising, it was argued, because of central banks' ultra-loose monetary policy. This kept interest rates so low that many investors who would normally favor fixed income investments had turned to stocks. Others countered that interest rates might be low, but they would stay that way into the medium term, supporting capital values in the face of little threat from inflation. Such arguments would be tested in the months through December. But in the end the Index returned 28.87% for the whole fiscal year. (The Index returned 26.68% for the one year ended December 31, 2013, measured in U.S. dollars.)

In the U.S., investor sentiment was cushioned by the U.S. Federal Reserve Board ("Fed's") $85 billion of monthly Treasury and mortgage-backed securities purchases. Another force affecting sentiment was the pace of economic recovery, which was unimpressive for most of the year. Gross Domestic Product ("GDP") in the first quarter of 2013 rose by just 1.8% (annualized) and in the second by only 2.5%. As late as October, the average number of new jobs being created was reported at fewer than 150,000 per month with the unemployment rate at 7.2%. However a slow recovery was a double-edged sword for markets in risky assets: a faster pace would probably cause the "tapering" of bond purchases by the Fed.

During most of the summer then, the tapering issue dominated investor confidence. On May 22 and again on June 19, Fed Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing. The reaction was soaring bond yields and by June 24 an 8% slump in the Index from its May 21 peak. This led nervous central bankers the world over, in the last days of June, to give assurances that easy money was here for a long time. Soothed by these and later words of comfort in July, markets recovered, but were dampened again by the threat of military engagement in the Middle East.

Yet a change in the dynamics of investor sentiment seemed to be underway. Middle East tensions eased and attention turned to the September 18 meeting of the Fed, which was widely expected to announce the imminent tapering of the Fed's bond purchases. Surprisingly, on the day before Chairman Bernanke's address, the Index had again reached a new high for the year. This would have been hard to imagine even a few months earlier, but the significance was apparently lost in the shock of the Fed's decision not to taper.

Increasingly it appeared that markets were reconciled to tapering, no longer treating "bad" news on the economy, which might prolong the Fed's bond purchases, as "good" news. And the real good news was starting to flow. By the end of the fiscal year the unemployment rate had fallen to 7.0% with new jobs averaging nearly 200,000 per month. GDP growth in the third quarter was revised up to 4.1% (flattered somewhat by inventory accumulation). Consumer confidence was clearly improving.

When on December 18 the Fed did announce a tapering to $75 billion per month with more to come, markets quickly took it in stride and the Index ended the year at a new all-time high.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index ("Barclays Aggregate") of investment grade bonds fell 2.02% in the fiscal year, only the third loss in 20 years as the anticipated end to quantitative easing undermined longer-dated issues. Sub-indices with the shortest durations held on to tiny positive returns, but the Barclays Long Term U.S. Treasury sub-index dropped 12.66%. The Barclays U.S. Corporate Investment Grade Bond sub-index lost 1.53%. However the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 7.44%.

U.S. equities, represented by the S&P 500® Index including dividends, soared 32.39%, to a record closing high. The consumer discretionary sector did best with a gain of 43.08%, followed by health care 41.46%. The worst performers were the telecommunications sector 11.47% and utilities 13.21%. Operating earnings per share for S&P 500® companies set another record in the third quarter of 2013, with the share of profits in national income historically high, supported by low interest rates and sluggish wage growth.

In currencies the dollar fell 4.00% against the euro during the 12 months and 1.82% against the pound on better economic news from Europe. But the dollar gained 21.39% on the yen in the face of the new Japanese government's aggressive monetary easing.

In international markets, the MSCI Japan® Index exploded 54.58% to the upside during the fiscal year. Encouragingly GDP grew for three quarters in a row, albeit at declining rates. Consumer prices excluding fresh food and energy stopped falling year-over-year for the first time since 2008. The MSCI Europe ex UK® Index advanced 23.12%. The euro zone finally recorded quarterly GDP growth of 0.3% after six straight quarterly declines, but could only follow it up with a wafer-thin gain of 0.1%. The closely watched composite purchasing managers' index registered expansion from July after 17 months of contraction. But there was still much to do with unemployment at 12.1%, near an all-time high. The MSCI UK® Index added 18.43%, held back by heavily weighted laggards especially among banks and miners. GDP in the third quarter of 2013 grew an improved 0.8% and unemployment continued to fall. But concerns remained about a housing bubble and consumer prices rising faster than wages.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index

The corporate component of the Barclays U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Long Term U.S. Treasury Index

The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

ING CORPORATE LEADERS TRUST FUND

PORTFOLIO MANAGERS' REPORT

Portfolio Management Team: The portfolio is not actively managed.

Goal: ING Corporate Leaders Trust Fund (the "Trust") seeks long term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue-chip corporations. The Trust's portfolio investments are not actively managed and are expected to remain fixed.

Performance: For the year ended December 31, 2013, the Trust provided a total return of 29.57% compared to the S&P 500® Index, which returned 32.39% for the same period.

Portfolio Specifics: The Trust lagged the benchmark during the reporting period. Overweight exposures in energy, materials and utilities detracted the most from performance, as did an underweight position in health care. Among the leading individual detractors from performance were overweight positions in Exxon Mobil Corp., Praxair, Inc. and Consolidated Edison, Inc. Conversely, the Trust benefited from its overweight exposure to industrials and not allocating to the information technology sector. Among the leading contributors were overweight positions in Viacom, Inc., CBS Corp. and not owning Apple, Inc.

Outlook and Current Strategy: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve Board (the "Fed") has assured the public that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions. The Fed is committed to maintaining the federal funds rate target near zero until the unemployment rate falls to 6.5% or inflation becomes a concern. We believe the strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Sector Diversification
as of December 31, 2013
(as a percentage of net assets)

Energy	25.4%
Industrials	21.1%
Materials	14.5%
Consumer Discretionary	11.6%
Consumer Staples	8.7%
Financials	8.6%
Utilities	7.1%
Telecommunication Services	1.5%
Assets in Excess of Other Liabilities	1.5%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2013

(as a percentage of net assets)

Union Pacific Corp.	11.5%
ExxonMobil Corp.	10.9%
Berkshire Hathaway, Inc.	8.6%
Praxair, Inc.	8.3%
Chevron Corp.	7.9%
Procter & Gamble Co.	5.1%
Honeywell International, Inc.	4.8%
Marathon Petroleum Corp.	4.3%
Viacom — Class B	3.9%
Beam, Inc.	3.6%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Participation Holders and Trustee
ING Corporate Leaders Trust Fund

We have audited the accompanying statement of assets and liabilities of ING Corporate Leaders Trust Fund — Series "B", a series of ING Corporate Leaders Trust Fund,, including the portfolio of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Corporate Leaders Trust Fund — Series "B" as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 18, 2014

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013

ASSETS:
Investments in securities at fair value (cost $1,015,540,153)	$1,468,081,276
Cash (Note 2)	14,418,336
Receivables:
Participations sold	10,643,614
Dividends	1,636,165
Prepaid expenses	36,499
Total assets	1,494,815,890
LIABILITIES:
Payable for participations redeemed	2,377,762
Distribution payable	1,843,683
Accrued Sponsor's maintenance fees payable	496,463
Other accrued expenses and liabilities	100,723
Total liabilities	4,818,631
NET ASSETS:
Balance applicable to participations at December 31, 2013, equivalent to $31.71 per participation on 46,995,198 participations outstanding	$1,489,997,259

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

INVESTMENT INCOME:
Dividends	$28,694,921
Total investment income	28,694,921
EXPENSES:
Sponsor maintenance fee (Note 4)	5,016,407
Transfer agent fees	918,515
Shareholder reporting expense	99,921
Registration and filing fees	104,245
Professional fees	82,350
Custody and accounting fees (Note 4)	98,439
Miscellaneous expense	5,044
Total expenses	6,324,921
Net investment income	22,370,000
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	47,958,813
Net change in unrealized appreciation on investments	244,258,743
Net realized and unrealized gain on investments	292,217,556
Increase in net assets resulting from operations	$314,587,556

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$22,370,000	$15,654,055
Net realized gain on investments	47,958,813	31,097,515
Net change in unrealized appreciation or depreciation on investments	244,258,743	48,228,158
Increase in net assets resulting from operations	314,587,556	94,979,728
FROM DISTRIBUTIONS TO PARTICIPATIONS:
Net investment income	(21,886,025)	(15,651,734)
Total distributions	(21,886,025)	(15,651,734)
FROM PARTICIPATION TRANSACTIONS:
Net proceeds from sale of participations	674,968,189	426,050,505
Reinvestment of distributions	18,670,677	12,839,925
	693,638,866	438,890,430
Cost of participations redeemed	(399,404,932)	(268,670,261)
Net increase in net assets resulting from participation transactions	294,233,934	170,220,169
Net increase in net assets	586,935,465	249,548,163
NET ASSETS:
Beginning of year	903,061,794	653,513,631
End of year	$1,489,997,259	$903,061,794

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From tax return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
12-31-13	24.87	0.51	•	6.81	7.32	0.48	—	—
12-31-12	22.39	0.47	•	2.47	2.94	0.46	—	—
12-31-11	20.29	0.41		2.07	2.48	0.36	—	0.02
12-31-10	17.34	0.34		3.23	3.57	0.37	0.25	—
12-31-09	16.11	0.37	•	1.53	1.90	0.62	—	0.05

				Ratios to average net assets
	Total distributions/allocations	Net asset value, end of year or period	Total Return(1)	Net Assets, end of year or period	Expenses(2)	Net investment income (loss)(2)
Year or period ended	($)	($)	(%)	($000's)	(%)	(%)
12-31-13	0.48	31.71	29.57	1,489,997	0.50	1.78
12-31-12	0.46	24.87	13.21	903,062	0.52	1.95
12-31-11	0.38	22.39	12.24	653,514	0.49	1.90
12-31-10	0.62	20.29	21.19	425,663	0.54	1.95
12-31-09	0.67	17.34	12.15	381,010	0.59	2.40

(1)  Total return is calculated assuming reinvestment of all dividend, capital gain and return of capital distributions/allocations at net asset value.

(2)  Annualized for periods less than one year.

•  Calculated using average number of participations outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013

NOTE 1 — NATURE OF BUSINESS AND BASIS OF PRESENTATION

ING Corporate Leaders Trust Fund (the "Trust"), is an unincorporated Unit Investment Trust registered as such with the Securities and Exchange Commission ("SEC"). Series B commenced operations in 1941 as a series of the Trust, which was created under a Trust Indenture dated November 18, 1935, as amended.

The Trust seeks long-term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue chip corporations.

The Trust is comprised of a Trust Fund ("Trust Fund") and a Distributive Fund ("Distributive Fund"). The Trust Fund is composed of stock units, each unit consisting of one share of common stock of each of the twenty-two corporations (except with respect to shares received from spin-offs or mergers of existing portfolio securities — see discussion below) and such cash as may be available for the purchase of stock units. Cash received on sales of participations (excluding the portion thereof, if any, attributable to the value of, and therefore deposited in, the Distributive Fund), including distributions by the Trust which are reinvested in additional participations under the Distribution Reinvestment Program described herein, is held in the Trust Fund without interest until receipt of sufficient cash to purchase at least one hundred stock units. To the extent monies remain uninvested in the Trust, The Bank of New York Mellon ("the Trustee") serving as Trustee for the Trust, will derive a benefit therefrom.

All dividends and any other cash distributions received by the Trust with respect to the common stock held in the Trust Fund are deposited in the Distributive Fund. Any non-cash distributions received by the Trust with respect to the common stock held in the Trust Fund (excluding additional shares of common stock received upon a stock split which shall remain assets of the Trust Fund) are sold by the Trustee and the proceeds of sale are deposited in the Distributive Fund. The Trustee may invest the funds deposited in the Distributive Fund in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in repurchase agreements collateralized by such U.S. government obligations, which mature prior, and as close as practicable, to the next Distribution Date. The interest earned on such investments is also deposited in the Distributive Fund. Fees and expenses of the Trust are paid from the Distributive Fund. The Trustee may from time to time set aside out of the Distributive Fund a reserve for payments of taxes or other governmental charges.

On each Distribution Date, the Trustee uses the money in the Distributive Fund to purchase additional participations for participants under the Distribution Reinvestment Program unless the participant has elected to receive his distribution in cash.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements. Such policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A.  Valuation of Securities. All investments in securities are recorded at their estimated fair value, as described below. Investments are stated at value based on the last sale price on the principal exchange on which the security is traded prior to the time the Trust's assets are valued. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and ask prices. Securities reported by NASDAQ will be valued at the NASDAQ official closing price on the valuation day.

Fair value is defined as the price that the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Trust's investments under these levels of classification is included following the Portfolio of Investments.

For the year ended December 31, 2013, there have been no significant changes to the fair valuation methodologies.

B.  Income Taxes. No provision for federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code, is treated as a Grantor Trust and all its income is taxable to the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

holders of participations. Management has considered the sustainability of the Trust's tax positions taken on federal income tax returns for all open tax years in making this determination.

At December 31, 2013, the cost of the Trust's portfolio of investments for tax purposes was $1,015,540,153.

As of December 31, 2013, the tax basis net unrealized appreciation of portfolio securities was $452,541,123, comprised of unrealized appreciation of $452,541,123 and unrealized depreciation of $0.

As of December 31, 2013, no provision for income tax would be required in the Trust's financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Trust's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

C.  Distributions to Participation Holders. Semi-annual distributions will be reinvested at net asset value in additional participations of the Trust unless the Participant notifies the Trustee to pay such distributions in cash.

D.  Security Transactions & Revenue Recognition. Cost of the investment securities, as well as realized security gains and losses are based on the identified average cost basis. Investment transactions are recorded on the trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

E.  Accounting Estimates. The preparation of financial statements in accordance with U.S. GAAP for investment companies requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Restricted Cash. All cash held in the distributable fund throughout the period is intended solely for distributions.

G.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS

For the year ended December 31, 2013, distributions from net investment income were $21,886,025, equivalent to $0.48 per participation. For the year ended December 31, 2012, distributions from net investment income were $15,651,734, equivalent to $0.46 per participation.

For the year ended December 31, 2013 and for the year ended December 31, 2012, there were no distributions of net realized gains.

For the year ended December 31, 2013 and for the year ended December 31, 2012, there were no distributions from tax return of capital.

The distributions/allocations presented above do not reflect the reinvestment, if any, of that portion of the proceeds from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the Trust Fund.

Effective June 1, 1998, the Trust amended its Trust indenture requiring that additional shares of common stocks received as a result of a stock split shall remain assets of the Trust.

NOTE 4 — TRUSTEE, SPONSOR AND OTHER RELATED PARTY FEES

The Trustee receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping services, which aggregated to $98,439 for the year ended December 31, 2013.

ING Investments, LLC (the "Sponsor") serves as sponsor to the Trust. The Trust pays a maintenance fee to the Sponsor equal, on an annual basis, to 0.40% of the average daily net assets of the Trust.

NOTE 5 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2013, the cost of purchases and proceeds of sales of investment securities were $369,539,830 and $87,238,541, respectively.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 6 — SOURCE OF NET ASSETS

As of December 31, 2013, the Trust's net assets were comprised of the following amounts:

Capital contributions and non-distributable realized gains retained in Trust Fund	$1,025,737,044
Net unrealized appreciation in value of securities	452,541,123
Trust Fund	1,478,278,167
Distributable fund	11,719,092
Total net assets	$1,489,997,259

NOTE 7 — PARTICIPATIONS ISSUED AND REDEEMED

	Number of Participations
	Year Ended December 31, 2013	Year Ended December 31, 2012
Issued on payments from holders	23,828,904	17,731,275
Issued on reinvestment of dividends and distributions/allocations	621,404	526,863
Redeemed	(13,763,793)	(11,138,200)
Net increase	10,686,515	7,119,938

NOTE 8 — RESTRUCTURING PLAN

In October 2009, ING Groep submitted a restructuring plan (the "Restructuring Plan") to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the "Separation Plan").

In May 2013, ING U.S. conducted an initial public offering of ING U.S. common stock (the "IPO"). On September 13, 2013, ING U.S. filed a new Registration Statement on Form S-1 with the SEC in connection with another potential public offering of ING U.S. common stock held by ING Groep. ING U.S. did not issue or sell common stock in the offering. On October 23, 2013, ING U.S. announced the pricing of 33 million shares of its common stock being offered by ING Groep in this offering. Closing of the offering occurred on October 29, 2013. ING Groep also granted the underwriters in the offering an option exercisable within 30 days, to acquire up to approximately an additional 5 million shares from ING Groep. This option was exercised in full. ING U.S. did not receive any proceeds from the offering.

ING Groep continues to own a majority of the common stock of ING U.S. ING Groep has stated that it intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep's remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep's divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Sponsor and affiliated entities that provide services to the Trust, and may cause, among other things, interruption of business operations or services, diversion of management's attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Sponsor's loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of ING U.S., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Sponsor and its affiliates. Currently, the Sponsor and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Trust and its operation.

NOTE 9 — SUBSEQUENT EVENTS

The Trust has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

ING CORPORATE LEADERS   PORTFOLIO OF INVESTMENTS
TRUST PORTFOLIO — SERIES B  AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.5%
		Consumer Discretionary: 11.6%
672,533		CBS Corp. - Class B	$42,867,253	2.9
758,216		Comcast Corp. - Class A	39,400,695	2.6
778,333		Foot Locker, Inc.	32,254,120	2.2
672,533		Viacom - Class B	58,739,032	3.9
			173,261,100	11.6
		Consumer Staples: 8.7%
778,333		Beam, Inc.	52,973,344	3.6
942,533		Procter & Gamble Co.	76,731,611	5.1
			129,704,955	8.7
		Energy: 25.4%
943,933		Chevron Corp.	117,906,671	7.9
1,603,233		ExxonMobil Corp.	162,247,180	10.9
972,633		Marathon Oil Corp.	34,333,945	2.3
694,414		Marathon Petroleum Corp.	63,698,596	4.3
			378,186,392	25.4
		Financials: 8.6%
1,081,825	@	Berkshire Hathaway, Inc.	128,261,172	8.6
		Industrials: 21.1%
778,333		Fortune Brands Home & Security, Inc.	35,569,818	2.4
1,314,133		General Electric Co.	36,835,148	2.4
778,333		Honeywell International, Inc.	71,116,286	4.8
1,021,233		Union Pacific Corp.	171,567,144	11.5
			315,088,396	21.1
Shares		Value	Percentage of Net Assets
	Materials: 14.5%
924,300	Dow Chemical Co.	$41,038,920	2.8
778,333	EI Du Pont de Nemours & Co.	50,568,295	3.4
951,833	Praxair, Inc.	123,766,845	8.3
		215,374,060	14.5
	Telecommunication Services: 1.5%
636,730	AT&T, Inc.	22,387,427	1.5
	Utilities: 7.1%
778,333	Ameren Corp.	28,144,522	1.9
778,333	Consolidated Edison, Inc.	43,026,248	2.9
1,053,741	NiSource, Inc.	34,647,004	2.3
		105,817,774	7.1
	Total Common Stock (Cost $1,015,540,153)	1,468,081,276	98.5
	Assets in Excess of Other Liabilities	21,915,983	1.5
	Net Assets	$1,489,997,259	100.0

@  Non-income producing security

  Cost for federal income tax purposes is $1,015,540,153.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$452,541,123
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$452,541,123

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2013
Asset Table Investments, at fair value
Common Stock*	$1,468,081,276	$—	$—	$1,468,081,276
Total Investments, at fair value	$1,468,081,276	$—	$—	$1,468,081,276

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Bank of New York Mellon serves as Trustee for the Trust. The Trust does not have a Board of Directors/Trustees nor does it have any Officers.

ADDITIONAL INFORMATION (UNAUDITED)

In 2014, ING U.S., Inc. will change its name to Voya Financial, Inc. Effective May 1, 2014, ING Investments, LLC, the Sponsor to the Trust, will be renamed Voya Investments, LLC. The Trust as well as the Registrant that the Trust is organized under will also be renamed.

The new Registrant and Trust name will be as follows:

Current Registrant Name/ Current Trust Name	New Registrant Name/ New Trust Name, effective May 1, 2014
ING Corporate Leaders Trust Fund	Voya Corporate Leaders Trust Fund
ING Corporate Leaders Trust Fund	Voya Corporate Leaders Trust Fund

Sponsor

ING Investments, LLC
7337 E. Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Trustee/Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

AR-CLTB (1213-021714)